UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-01660

Exact name of registrant as specified in charter:	Prudential’s Gibraltar Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2017

Date of reporting period:	12/31/2017

Item 1 – Reports to Stockholders

Prudential’s Gibraltar Fund, Inc.

ANNUAL REPORT	December 31, 2017

This report provides financial information about Prudential’s Gibraltar Fund, Inc. (the Fund), an investment option under your variable contract.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Investors should carefully consider the contract and the Fund’s investment objective, risks, and charges and expenses before investing. The contract and the Fund prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Planholders should call (888) 778-2888, to obtain descriptions of the Fund’s proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (888) 778-2888.

Prudential’s Gibraltar Fund, Inc. Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO PLANHOLDERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

∎	PROXY VOTING RESULTS

Prudential’s Gibraltar Fund, Inc. Letter to Planholders	Annual Report	December 31, 2017

∎	DEAR PLANHOLDER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential’s Gibraltar Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Prudential’s Gibraltar Fund, Inc.	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Prudential’s Gibraltar Fund, Inc.	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Fund	36.24%	17.16%	10.07%
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Fund performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, Prudential’s Gibraltar Fund returned 36.24%.

The net assets of the Fund at December 31, 2017 were $160.8 million.

The investment objective of the Fund is growth of capital to the extent compatible with a concern for preservation of principal. The Fund is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

Equity returns were strong in 2017, as global economic growth advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation. In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, rising consumer and business confidence, reduced regulatory activity and pressures, and revised corporate tax legislation.

What strategies or holdings affected the Fund’s performance?

The Fund’s information technology positions were impressive contributors to its outperformance relative to the S&P 500 Index (the Index). Internet and mobile technologies have been transforming businesses and consumer behavior for some time, yet their impact continues to grow. Nowhere is this more dramatic than in China. Alibaba reported financial results that beat expectations on most key metrics. Within China, it operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. These businesses are in the early stages of what is expected to be long-term growth.

The technology of social media has clearly changed how people interact with friends and family, and how and when we consume and share information. Facebook’s revenue and earnings beat consensus expectations, with user growth solid and engagement strong. The company’s opportunities to monetize its businesses remain substantial.

Internet companies use technology to create their products. Payment processors do as well. Jennison expects Visa and MasterCard, which have economics that are driven by financial transactions, to continue to benefit from the long-term shift from cash to electronic credit and debit transactions.

Apple’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape, as well as the financial power related to the attractive margin profile of the company’s hardware products.

Adobe, best known historically for Photoshop and the PDF and Flash platforms, has successfully transformed into a subscription-based provider of digital services in two of the fastest-growing markets in enterprise software — content creation and digital marketing.

Technological and behavioral changes are transforming industries well beyond information technology. Within the consumer discretionary sector, Amazon.com’s dominant scale gives it an advantageous cost structure and the ability to aggressively invest in its businesses.

The Fund’s health care positions lagged the Index’s holdings in the health care sector. A notable detractor was Alexion Pharmaceuticals, which makes drugs for rare genetic diseases. The company is aggressively pursuing label expansion opportunities for its flagship drug in other autoimmune and inflammatory disease settings, but is in a transitionary phase as new management settles in. At the end of the period, the Fund no longer held Alexion. Celgene lowered its long-term financial guidance because of pipeline disappointments. Still largely tied to its leading product Revlimid, a drug for blood disorders, the company is in the early stages of its diversification strategy.

The energy sector declined as oil prices fell even after the Organization of the Petroleum Exporting Countries’ late 2016 decision to cut production. Halliburton was hurt as oil field capital spending programs failed to accelerate in this unfavorable pricing environment.

In information technology, shares of cell phone chip maker Qualcomm fell on new and ongoing antitrust litigation.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

Prudential’s Gibraltar Fund, Inc. Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

Prudential’s Gibraltar Fund, Inc. Presentation of Portfolio Holdings — unaudited	December 31, 2017

Prudential’s Gibraltar Fund, Inc.
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc., Internet & Direct Marketing Retail	6.0%
Mastercard, Inc., IT Services	5.6%
Apple, Inc., Technology Hardware, Storage & Peripherals	5.5%
Visa, Inc., IT Services	5.2%
Microsoft Corp., Software	5.0%

For a complete listing of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Prudential’s Gibraltar Fund, Inc. Fees and Expenses — unaudited	December 31, 2017

As a Planholder investing in the Fund through a variable contract, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your contract. If contract charges were included, the costs shown below would be higher. Please consult your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Fund expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Prudential’s Gibraltar Fund, Inc.		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Prudential's Gibraltar Fund, Inc.	Actual	$1,000.00	$1,155.40	0.62%	$3.37
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

* Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PRUDENTIAL’S GIBRALTAR FUND, INC.

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 100.1%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.9%
Boeing Co. (The)	15,678	$4,623,599

Banks — 2.2%
JPMorgan Chase & Co.	33,614	3,594,681

Biotechnology — 3.2%
BioMarin Pharmaceutical, Inc.*	20,456	1,824,062
Celgene Corp.*	13,872	1,447,682
Vertex Pharmaceuticals, Inc.*	12,514	1,875,348

		5,147,092

Capital Markets — 1.3%
S&P Global, Inc.	12,145	2,057,363

Chemicals — 1.0%
Albemarle Corp.(a)	12,289	1,571,640

Energy Equipment & Services — 2.1%
Halliburton Co.	69,994	3,420,607

Food & Staples Retailing — 2.9%
Costco Wholesale Corp.	25,272	4,703,625

Food Products — 1.7%
Mondelez International, Inc. (Class A Stock)	61,968	2,652,230

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	58,405	3,333,173

Health Care Providers & Services — 4.4%
Cigna Corp.	15,964	3,242,129
UnitedHealth Group, Inc.	17,138	3,778,243

		7,020,372

Hotels, Restaurants & Leisure — 3.4%
Marriott International, Inc. (Class A Stock)	40,769	5,533,576

Internet & Direct Marketing Retail — 8.6%
Amazon.com, Inc.*	8,250	9,648,127
Priceline Group, Inc. (The)*	2,443	4,245,299

		13,893,426

Internet Software & Services — 14.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	34,797	6,000,047
Alphabet, Inc. (Class A Stock)*	3,231	3,403,535
Alphabet, Inc. (Class C Stock)*	5,599	5,858,793
Facebook, Inc. (Class A Stock)*	44,432	7,840,471

		23,102,846

IT Services — 10.8%
Mastercard, Inc. (Class A Stock)	59,227	8,964,599
Visa, Inc. (Class A Stock)	73,241	8,350,939

		17,315,538

Life Sciences Tools & Services — 2.4%
Illumina, Inc.*	17,294	3,778,566

Oil, Gas & Consumable Fuels — 2.8%
Concho Resources, Inc.*	21,532	3,234,537
EOG Resources, Inc.	11,858	1,279,597

		4,514,134

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — 5.1%
Allergan PLC	15,013	$2,455,827
Bristol-Myers Squibb Co.	92,614	5,675,386

		8,131,213

Semiconductors & Semiconductor Equipment — 4.2%
Intel Corp.	105,681	4,878,235
QUALCOMM, Inc.	30,485	1,951,650

		6,829,885

Software — 13.3%
Adobe Systems, Inc.*	34,001	5,958,335
Microsoft Corp.	93,272	7,978,487
Red Hat, Inc.*	28,787	3,457,319
salesforce.com, Inc.*	39,008	3,987,788

		21,381,929

Specialty Retail — 0.9%
Home Depot, Inc. (The)	7,842	1,486,294

Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.	52,676	8,914,360

Textiles, Apparel & Luxury Goods — 4.9%
NIKE, Inc. (Class B Stock)	125,284	7,836,514

TOTAL LONG-TERM INVESTMENTS (cost $74,160,384)		160,842,663

SHORT-TERM INVESTMENT — 4.0%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $6,479,869; includes $6,470,592 of cash collateral for securities on loan)(b)(w)	6,479,690	6,479,690

TOTAL INVESTMENTS — 104.1% (cost $80,640,253)		167,322,353
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.1)%		(6,541,234)

NET ASSETS — 100.0%		$160,781,119

The following abbreviations are used in the annual report:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,340,995; cash collateral of $6,470,592 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PRUDENTIAL’S GIBRALTAR FUND, INC. (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$4,623,599	$—	$—
Banks	3,594,681	—	—
Biotechnology	5,147,092	—	—
Capital Markets	2,057,363	—	—
Chemicals	1,571,640	—	—
Energy Equipment & Services	3,420,607	—	—
Food & Staples Retailing	4,703,625	—	—
Food Products	2,652,230	—	—
Health Care Equipment & Supplies	3,333,173	—	—
Health Care Providers & Services	7,020,372	—	—
Hotels, Restaurants & Leisure	5,533,576	—	—
Internet & Direct Marketing Retail	13,893,426	—	—
Internet Software & Services	23,102,846	—	—
IT Services	17,315,538	—	—
Life Sciences Tools & Services	3,778,566	—	—
Oil, Gas & Consumable Fuels	4,514,134	—	—
Pharmaceuticals	8,131,213	—	—
Semiconductors & Semiconductor Equipment	6,829,885	—	—
Software	21,381,929	—	—
Specialty Retail	1,486,294	—	—
Technology Hardware, Storage & Peripherals	8,914,360	—	—
Textiles, Apparel & Luxury Goods	7,836,514	—	—
Affiliated Mutual Fund	6,479,690	—	—

Total	$167,322,353	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Internet Software & Services	14.4%
Software	13.3
IT Services	10.8
Internet & Direct Marketing Retail	8.6
Technology Hardware, Storage & Peripherals	5.5
Pharmaceuticals	5.1
Textiles, Apparel & Luxury Goods	4.9
Health Care Providers & Services	4.4
Semiconductors & Semiconductor Equipment	4.2
Affiliated Mutual Fund (including 4.0% of collateral for securities on loan)	4.0
Hotels, Restaurants & Leisure	3.4
Biotechnology	3.2
Food & Staples Retailing	2.9

Aerospace & Defense	2.9%
Oil, Gas & Consumable Fuels	2.8
Life Sciences Tools & Services	2.4
Banks	2.2
Energy Equipment & Services	2.1
Health Care Equipment & Supplies	2.1
Food Products	1.7
Capital Markets	1.3
Chemicals	1.0
Specialty Retail	0.9

104.1
Liabilities in excess of other assets	(4.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A2

PRUDENTIAL’S GIBRALTAR FUND, INC. (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$6,340,995	$(6,340,995)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

PRUDENTIAL’S GIBRALTAR FUND, INC. (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $6,340,995:
Unaffiliated investments (cost $74,160,384)	$160,842,663
Affiliated investments (cost $6,479,869)	6,479,690
Dividends receivable	42,523
Tax reclaim receivable	38,943
Receivable for investments sold	1,221
Prepaid expenses	1,194

Total Assets	167,406,234

LIABILITIES
Payable to broker for collateral for securities on loan	6,470,592
Management fee payable	74,391
Payable to custodian	57,559
Accrued expenses and other liabilities	22,573

Total Liabilities	6,625,115

NET ASSETS	$160,781,119

Net assets were comprised of:
Common stock, at $0.01 par value	$93,594
Paid-in capital in excess of par	72,079,146

72,172,740
Undistributed net investment income	20,879
Accumulated net realized gain on investment transactions	1,905,400
Net unrealized appreciation on investments	86,682,100

Net assets, December 31, 2017	$160,781,119

Net asset value and redemption price per share, $160,781,119/9,359,369 outstanding shares of common stock (authorized 75,000,000 shares)	$17.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $6,560)	$1,370,268
Affiliated dividend income	56,470
Income from securities lending, net (including affiliated income of $8,985)	8,985

Total income	1,435,723

EXPENSES
Management fee	871,028
Custodian and accounting fees	42,208
Audit fee	27,021
Legal fees and expenses	14,683
Directors’ fees	10,874
Miscellaneous	17,249

Total expenses	983,063

NET INVESTMENT INCOME (LOSS)	452,660

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $(664))	21,810,316
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(519))	26,226,885

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	48,037,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,489,861

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$452,660	$275,134
Net realized gain (loss) on investment transactions	21,810,316	9,256,360
Net change in unrealized appreciation (depreciation) on investments	26,226,885	(9,470,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,489,861	60,758

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(431,781)	(283,913)
Distributions from net realized gains	(18,620,021)	(12,953,416)

	(19,051,802)	(13,237,329)

CAPITAL STOCK TRANSACTIONS
Capital stock sold [1,204 and 260 shares, respectively]	22,501	3,733
Capital stock issued in reinvestment of dividends [1,119,033 and 897,520 shares, respectively]	19,051,802	13,237,329
Capital stock repurchased [1,782,846 and 1,016,800 shares, respectively]	(31,109,006)	(15,319,068)

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS	(12,034,703)	(2,078,006)

TOTAL INCREASE (DECREASE)	17,403,356	(15,254,577)
NET ASSETS:
Beginning of year	143,377,763	158,632,340

End of year (a)	$160,781,119	$143,377,763

(a) Includes undistributed net investment income of:	$20,879	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A4

NOTES TO FINANCIAL STATEMENTS

Prudential’s Gibraltar Fund, Inc. (the “Fund”) was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized by The Prudential Insurance Company of America (“PICA”) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program (“FSP”). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

The investment objective of the Fund is growth of capital to the extent compatible with a concern for preservation of principal.

Note 1:	Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation:    The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using

B1

fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Master Netting Arrangements:    The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign

B2

dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions:    The Fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in-capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2:	Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, costs related to shareholder reporting, occupancy and certain clerical and administrative expenses of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as distributor of the shares of the Fund. No distribution or service fees are paid to PIMS as distributor of shares of the Fund.

The Fund has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Fund. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2017, brokerage commission recaptured under these agreements was $2,962.

PGIM Investments, PICA, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (”Prudential”).

Note 3:	Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the period ended December 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “CoreFund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended December 31, 2017, PGIM, Inc. was compensated $5,475 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

B3

Note 4:	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were $24,998,336 and $54,560,121, respectively.

Note 5:	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended December 31, 2017, the tax character of dividends paid by the Fund was $431,781 of ordinary income and $18,620,021 of long-term capital gains. For the year ended December 31, 2016, the tax character of dividends paid by the Fund were $275,134 of ordinary income and $12,962,195 of long-term capital gains.

As of December 31, 2017, the accumulated undistributed earnings on a tax basis were $20,879 of ordinary income and $1,907,807 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$80,642,660	$88,341,761	$(1,662,068)	$86,679,693

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6:	Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended December 31, 2017. The average daily balance for the 4 days that the Fund had loans outstanding during the period was $2,139,000, borrowed at a weighted average interest rate of 2.49%. The maximum loan balance outstanding during the period was $2,139,000. At December 31, 2017, the Fund did not have an outstanding loan balance.

B4

Note 7: Ownership and Affiliates

Pursuant to the Fund’s Articles of Incorporation, the Fund is authorized to issue Seventy-Five million (75,000,000) shares, with a par value of One Cent ($0.01) per share, and an aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000).

As of December 31, 2017, all shares of record of the Fund were owned by PICA on behalf of the owners of the three variable insurance products: Prudential’s Investment Plan Account, Prudential’s Annuity Plan Account and Prudential’s Annuity Plan Account-2.

B5

Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.31	$15.64	$15.24	$15.73	$12.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.03	0.02	0.04	0.05
Net realized and unrealized gain (loss) on investments	5.11	0.05	1.92	1.24	3.84

Total from investment operations	5.16	0.08	1.94	1.28	3.89

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.03)	(0.04)	(0.05)
Distributions from net realized gains on investments	(2.24)	(1.38)	(1.51)	(1.73)	(0.26)

Total dividends and distributions	(2.29)	(1.41)	(1.54)	(1.77)	(0.31)

Net Asset Value, end of year	$17.18	$14.31	$15.64	$15.24	$15.73

Total Return(a):	36.24%	0.39%	12.65%	8.43%	32.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$160.8	$143.4	$158.6	$158.9	$162.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	0.62%	0.62%	0.62%	0.62%	0.62%
Expenses before waivers and/or expense reimbursement	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income (loss)	0.29%	0.19%	0.14%	0.25%	0.34%
Portfolio turnover rate	16%	21%	22%	31%	29%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS

PRUDENTIAL’S GIBRALTAR FUND, INC.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential’s Gibraltar Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 12, 2018

D1

Federal Income Tax Information (unaudited)

We are advising you that during the year ended December 31, 2017, the Fund reports the maximum amount allowed per share but not less than $2.24 as a capital gain distribution in accordance with Section 852 (b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2017, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential’s Gibraltar Fund, Inc.	100.00%	100.00%

D2

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

Information about the Directors and the Officers of Prudential’s Gibraltar Fund, Inc. (the Fund) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Directors
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director**
Susan Davenport Austin* (Age: 50) Director Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Director Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Director Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Director Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Directors
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director**
Stephen M. Chipman* (Age: 56) Director Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Director Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Director Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Director Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Director
	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director**
Timothy S. Cronin* (Age: 52) Director Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Director is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Fund Officers[1]
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Fund Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Fund Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Fund Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Fund Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Fund Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Fund Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Fund Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Fund Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Fund Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Fund Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Fund Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Fund Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Fund Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Fund Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Director who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Director,” above.

E3

Supplemental Proxy Information (unaudited)

A special meeting of Fund shareholders was held on December 14, 2017. At the meeting, the following proposals were approved by shareholders:

1. To elect Directors.

Nominee Name	Shares Voted	% of Voted
Susan Davenport Austin
For	8,121,446.912	95.870%
Withheld	349,865.493	4.130

Sherry S. Barrat
For	8,140,484.912	96.095
Withheld	330,827.493	3.905

Jessica M. Bibliowicz
For	8,134,131.925	96.020
Withheld	337,180.480	3.980

Kay Ryan Booth
For	8,140,484.912	96.095
Withheld	330,827.493	3.905

Robert F. Gunia
For	8,112,772.526	95.768
Withheld	358,539.879	4.232

Thomas T. Mooney
For	8,104,428.806	95.670
Withheld	366,883.599	4.330

Thomas M. O’Brien
For	8,138,672.348	96.074
Withheld	332,640.057	3.926

Timothy S. Cronin
For	8,124,828.870	95.910
Withheld	346,483.535	4.090

Stephen M. Chipman
For	8,136,215.665	96.045
Withheld	335,096.740	3.955

2. To approve a policy to permit the investment manager of the Fund to enter into, or make material changes to, subadvisory agreements with subadvisers that are wholly-owned subsidiaries without shareholder approval.

	Shares Voted	% of Voted
For	6,771,303.978	79.933%
Against	1,103,165.488	13.022
Abstain	596,842.939	7.045
Total	8,471,312.405	100.000

3. To approve a proposal to designate the Fund’s investment objective as a non-fundamental policy of the Fund.

	Shares Voted	% of Voted
For	6,666,401.855	78.694%
Against	1,100,128.105	12.987
Abstain	704,782.445	8.319
Total	8,471,312.405	100.000

Variable contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, refer to your contract or contact your licensed financial professional. Contract guarantees are based on the claims-paying ability of the issuing company.

Prudential’s Gibraltar Fund, Inc. is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the Audited Financial Statements.

For service-related questions, please contact the Annuity Service Center at (888) 778-2888.

©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

FSP-AR

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by the report, there have been no amendments to any provisions of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $26,800 and $26,400, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(c) Tax Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(d) All Other Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit

EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential’s Gibraltar Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 16, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 16, 2018